EXHIBIT 10.5

     LEASE AGREEMENT, DATED APRIL 5, 2001 BETWEEN SOUTH TECH HACIENDA, LLC
                           AND LAZER-TEK DESIGNS LTD.





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LAZER TECH DESIGNS, LTD            W3Y-TLO78          P.


                                  AMENDMENT #1

LEASE W3Y-TL078            DATED:  APRIL 5, 2001
Tenant:  Lazer Tech
Landlord:  South Tech Hacienda Business Park

APRIL 5, 2001

1. Tenant has elected to lease Suite 140 which is adjacent to his current Suite 116.

         Landlord will novate the Tenant's Lease for Suite 116, WY-TL022 dated December 1, 1998 on June 1, 2001 concurrent with the effective rent start date of Lease W3Y-TL078, which consolidates Suite 116 and Suite 140 into a single Lease.

2.       Tenant and Landlord agree to the above amendment.



TENANT:                                    LANDLORD:


   /s/ KENNETH W. WALTHER 04/05/02         /s/ B. J. POOLE    04/05/01
-----------------------------------        -------------------------------------
Ken Walther                                Angela Garrett

------------------------------

WY-TL078C



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LAZER TECH DESIGNS, LTD            W3Y-TLO78
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                                TABLE OF CONTENTS

1.0      LEASE MAKERS: ........................................................1
1.1      W I T N E S S E T H: .................................................1
2.0      TERM: ................................................................2
2.1      Square Footage: ......................................................2
2.2      Holdover: ............................................................2
3.0      DELIVERY OF POSSESSION: ..............................................2
4.0      POSSESSION AND SURRENDER OF LEASED PREMISES:..........................2
4.1      Continual Occupancy:..................................................3
4.1.1    Abandoned Property:...................................................3
5.0      RENT:.................................................................3
5.1      Minimum Rent:.........................................................3
5.4      OPTIONS TO RENEW:.....................................................4
5.8      Commencement Date:....................................................4
5.8.1    Rent Due in Advance:..................................................4
5.8.2    No Prior Notice:......................................................4
5.8.3    Late Charge:..........................................................4
5.9      Tenant Responsibility to Make Payments:...............................4
5.9.1    Abated Rent: .........................................................5
6.0      SECURITY DEPOSIT:.....................................................5
7.0      TENANT IMPROVEMENTS:..................................................5
7.1      Substantial Completion................................................5
7.2      Tenant Additional Improvements:.......................................5
7.2.1    Landlord's Right Regarding Tenant Improvements:.......................5
8.0      COMMON AREAS:.........................................................5
8.1      Common Area Defined:..................................................6
8.2      Common Area Control:..................................................6
8.3      Common Area Changes:..................................................6
8.4      Complex Operating Costs (COC):........................................6
8.4.1    Additional Rent:......................................................7
8.5      TAXES:................................................................7
8.5.1    Taxes Levied Defined:.................................................7
8.5.6    Other Taxes:..........................................................8
8.6      SERVICES AND UTILITIES:...............................................8
8.6.1    Tenant Responsibilities:..............................................8
8.6.2    Additional Parcels:...................................................9
8.6.3    Utilities:............................................................9
8.7      Insurance COC:.......................................................10
9.0      Proper Use of Access Roads:..........................................10
9.1      Rules and Regulations:...............................................10
9.2      Parking Rules:.......................................................10
10.0     USE OF LEASED PREMISES:..............................................11
10.1     Use of Leased Premises Controlled:...................................11
10.2     Trash Controls:......................................................11
10.3     Displaying of Merchandise:...........................................12
10.4     Volatile Materials:..................................................12
10.5     Vending Machines:....................................................12
10.6     Use as Living Quarters:..............................................12
10.7     Fixtures:............................................................12


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10.8     Window Coverings:....................................................12
10.9     Pets:................................................................12
10.10    Storage:.............................................................12
10.11    Tenant Maintenance and Repairs:......................................12
10.12    Government Regulations:..............................................13
10.13    Rules and Regulations:...............................................13
10.14    Obstruction and Interference:........................................13
12.0     INSURANCE:...........................................................14
12.1     Liability and Property Damage Insurance:.............................14
12.2     Workers' Compensation Insurance:.....................................14
12.3     Fire and Casualty Insurance:.........................................14
12.4     Waiver of Subrogation:...............................................14
12.5     Insurance General Requirements:......................................14
12.5.1   Insurance Companies:.................................................14
12.5.2   Primary and Noncontributing:.........................................14
12.5.3   Additional Insured:..................................................15
12.5.4   Insurance Cancellation:..............................................15
12.6     Blanket Insurance:...................................................15
12.6.1   Blanket Policy:......................................................15
13.0     DAMAGE AND RESTORATION:..............................................15
13.1     Duty to Restore:.....................................................15
13.2     Election to Terminate:...............................................15
14.0     EMINENT DOMAIN:......................................................16
14.1     Definition:..........................................................16
14.2     Condemnation:........................................................16
14.2.1   Total Condemnation:..................................................16
14.3     Partial Condemnation:................................................16
14.4     Parking Area:........................................................17
14.5     Termination Date:....................................................17
14.6     Repair and Restoration:..............................................17
14.7     Rental Adjustment:...................................................17
14.8     Award:...............................................................17
15.0     INDEMNITY; WAIVER:...................................................17
15.1     Indemnity:...........................................................17
15.1.1   Landlord Indemnity:..................................................18
15.2     Waiver:..............................................................18
16.0     SIGNS:...............................................................18
16.1     Additional Signage:..................................................19
17.0     RADIUS CLAUSE:.......................................................19
18.0     TRADE FIXTURES:......................................................19
19.0     LIENS:...............................................................19
20.0     RIGHT OF ACCESS:.....................................................19
21.0     DELAYED CAUSES:......................................................20
22.0     ASSIGNMENT, SUBLETTING AND ENCUMBRANCE:..............................20
22.1     Landlord's Consent Required:.........................................20
22.2     Tenant's Application (Assignment and Sublease):......................20
22.3     Landlord's Option to Terminate:......................................21
22.4     Assignment or Sublease Profit:.......................................21
22.5     Fees for Review:.....................................................21
22.6     No Release of Tenant:................................................21
22.7     Assumption of Obligations:...........................................21
23.0     NOTICES:.............................................................22
23.1     Service:.............................................................22


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23.2     Address:.............................................................22
24.0     SURRENDER OF POSSESSION:.............................................22
25.0     QUIET ENJOYMENT:.....................................................22
26.0     SUBORDINATION:.......................................................22
26.1     Foreclosure:.........................................................23
26.1.1   Prior Lien:..........................................................23
27.0     OFFSET STATEMENT:....................................................23
28.0     DEFAULT:.............................................................23
28.1     Notice and Remedies:.................................................23
28.1.1   Damages:.............................................................23
28.1.2   Lease in Full Force:.................................................24
28.1.3   Right of Re-entry:...................................................24
28.1.4   Notice of Termination:...............................................24
28.1.5   Non-liability of Landlord:...........................................24
28.2     Waiver of Notice:....................................................24
28.3     Interest:............................................................24
28.4     Other Remedies:......................................................25
28.5     Guaranty of Lease:...................................................25
29.0     INSOLVENCY:..........................................................25
29.1.1   Operation of Law:....................................................25
29.1.2   Non-waiver:..........................................................25
30.0     REMEDIES CUMULATIVE:.................................................25
31.0     ATTORNEYS' FEES:.....................................................26
32.0     WAIVER OF DEFAULTS:..................................................26
33.0     NO PARTNERSHIP:......................................................26
34.0     SUBTENANCIES:........................................................26
35.0     SUCCESSORS:..........................................................26
36.0     REMOVAL OF FIXTURES:.................................................26
37.0     EFFECT OF CONVEYANCE:................................................27
38.0     LANDLORD'S DEFAULT; NOTICE TO LENDER:................................27
39.0     CONSENT:.............................................................27
40.0     INTERPRETATION:......................................................27
41.0     HOURS OF BUSINESS:...................................................28
42.0     BROKER'S COMMISSIONS:................................................28
43.0     NO OPTION:...........................................................28
44.0     AGREEMENTS IN WRITING:...............................................28
45.0     CORPORATE RESOLUTIONS:...............................................28
46.0     PARAGRAPH HEADINGS:..................................................28
47.0     ENTIRE INSTRUMENT:...................................................28
48.0     HAZARDOUS MATERIALS:.................................................28
49.0     ACCEPTANCE OF LEASED PREMISES:.......................................29
51.0     FORCE MAJEURE:.......................................................29
52.0     MISCELLANEOUS:.......................................................29
52.1     Rent Prorated:.......................................................29
52.2     Rights Accumulative:.................................................29
52.3     Benefit of Heirs:....................................................30
52.4     Court of Jurisdiction:...............................................30
52.5     Time is of the Essence:..............................................30
52.6     Oral Termination:....................................................30
52.7     Laws of State:.......................................................30
52.8     Words of Obligation:.................................................30
52.9     Multiple Persons:....................................................30
52.10    Third Party Beneficiary:.............................................30


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52.11    Captions Descriptive:................................................30
52.12    Terms and Provisions Confidential:...................................31
52.13    Tenor of Language:...................................................31
52.14    Legal Advice:........................................................31
52.15    Payment of Additional Rent:..........................................31
53.0     RECORDATION PROHIBITED:..............................................31
54.0     FINANCIAL STATEMENTS:................................................31
55.0     LENDER SPECIFIC REQUIREMENTS.........................................31
EXHIBIT "A"       -   PLOT PLAN...............................................34
EXHIBIT "B"       -   LEGAL DESCRIPTION - SOUTH TECH..........................35
EXHIBIT "C"       -   RULES AND REGULATIONS...................................36
EXHIBIT "D"       -   SIGN CRITERIA...........................................39
                 EXHIBIT "E"..................................................41
SCHEDULE "F"..................................................................43













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LAZER TECH DESIGNS, LTD            W3Y-TLO78          P. 1
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1.0      LEASE MAKERS:
THIS LEASE made and entered into this 5th day of April, 2001. between South Tech Hacienda, LLC, DBA South Tech Hacienda Business Park, herein called Landlord, and Lazer Tech Designs, Ltd. herein called Tenant.

1.1      W I T N E S S E T H:

That the Landlord, in consideration of the rent herein specified to be paid by the Tenant, and the covenants and conditions herein set forth, does hereby Lease to Tenant; and Tenant, in consideration of the premises and the covenants and conditions herein set forth, does hereby rent from Landlord those certain premises (hereinafter referred to as the "Premises") which are part of South Tech Hacienda, LLC located in Clark County, 5275 S. Arville Rd., Las Vegas, NV 89103, Las Vegas, NV, consisting of Suite(s) 116 and 140. The square footage of a leased space is measured as follows:
         Length of the building identified as from the front of the building to the rear of the building. Width of the building identified as from side to side.

         A STAND ALONE BUILDING:
         Length:   Measure length in feet.
                From the front edge of the outside wall to the rear edge of the outside wall.
         Width:    Measure width in feed.
                From the side edge of the outside wall to the side edge of the opposite outside wall.
         Square foot calculation:
                Multiply length in feet times width in feet; product is the square footage within the area measured.

         A DIVISIBLE BUILDING:
         Length:
                If one side is an outside wall, front edge of the outside wall to the rear edge of the outside wall.
                If one or more are inside party walls, front edge of the outside wall to the rear edge of the outside wall along the party wall line.
         Width:
                If one side is an outside wall, and one side is a party wall, measure from the outside wall to the center of the party line wall.
                If both sides are party walls, measure from the center of one party wall to the center of the opposite party wall.
         Square foot calculation:
                Multiply length in feet times width in feet; product is the square footage within the area measured.

The "Premises" to be leased are located within the area cross-hatched within the designated Building, all as delineated in "Exhibit A" attached hereto and made a part hereof. Building is located on the land legally described in "Exhibit B" attached hereto and made a part hereof. Tenant acknowledges that Landlord, in Landlord's sole discretion, may change the shape, size, location, number and extent of the improvements shown on Exhibit A"; and may eliminate or add any improvements shown on "Exhibit A"; and may eliminate or add any improvements to any portion of the Complex provided


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LAZER TECH DESIGNS, LTD            W3Y-TLO78          P. 2
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Landlord shall not change the size or location of the Tenant's premises without
Tenant's consent. Landlord reserves the absolute right to effect such other Tenancies in the Complex as Landlord, in the exercise of its sole business judgment, shall determine to best promote the interest of the Complex. Tenant does not rely on the fact, nor does Landlord represent, that any specific Tenant, or number of Tenants, shall during the term of this Lease, occupy any space in the Complex. Landlord reserves to itself the use of the roof, exterior walls, and the area beneath the premises; together with the right to install, use, maintain and replace equipment, machinery, pipes, conduits and wiring through the premises which serve other parts of the Complex, in a manner and in locations which do not unreasonably interfere with Tenant's use of the premises. This Lease shall include parking and other rights as set forth in "paragraph 8" hereof entitled "Common Area". This Lease is subject to covenants, conditions, reservations, easements, rights, rights of way, and other matters of record, if any, in the office of the County Recorder of the county in which the premises are located. This Lease is entered into and executed subject to the covenants, conditions, rules and regulations hereinafter set forth; and both the Landlord and the Tenant herein respectively agree to perform each and all of the covenants, conditions, rules and regulations hereinafter contained to be by each respectively performed as follows, to wit:

2.0      TERM:
The term of this Lease shall be for a period of Thirty Six (36) months, commencing June 1, 2001 or at completion of tenant improvements whichever is sooner, ("commencement date"). In addition, if the commencement date is not the first day of a calendar month, to the aforementioned term of this Lease there shall be added that fractional month from the commencement date to the first day of the succeeding calendar month. In the event that Tenant fails or refuses to open the Leased Premises for, and to commence, the conduct of its business within thirty (30) days after the commencement date, then, at the option of Landlord, Landlord may treat such failure, or refusal, as an event of default. In any event, if Tenant opens for business on a date prior to the commencement date, such prior date shall be considered the commencement date.

2.1      Square Footage:
The demised Leased Premises contain 6,733 square feet.

2.2      Holdover:
Should Tenant hold possession of the Leased Premises with the consent of Landlord after the expiration of the stated term of this Lease, such holding over shall create a Tenancy from month to month only upon the same terms and conditions as are hereinafter set forth, except the basic monthly rent shall be 125 percent of the amount set forth in "paragraph 5" hereof.

3.0      DELIVERY OF POSSESSION:
Notification by Landlord that the demised Leased Premises are ready for possession shall constitute delivery of possession and delivery of keys.

4.0      POSSESSION AND SURRENDER OF LEASED PREMISES:
Tenant shall, by entering upon and occupying the Leased Premises, be deemed to have accepted the Leased Premises, and Landlord shall be liable only for


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LAZER TECH DESIGNS, LTD            W3Y-TLO78          P. 3
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latent defects discovered in Suite 140 therein in the first ninety (90) calendar days, provided that written notice of any such defect is delivered to landlord by Tenant. In no event shall Landlord be liable for consequential damages. Upon termination of this Lease, if, and only if, Tenant has fully and faithfully performed all of its obligations hereunder, Tenant shall, at its sole cost and expense, remove all personal property which Tenant has installed, or placed, on the Leased Premises ("Tenant's Property") from the Leased Premises, and repair all damage thereto resulting from such removal; and Tenant shall thereupon surrender the Leased Premises in the same condition as on the occupancy date (reasonable wear and tear excepted). If Tenant has not fully and faithfully performed all of its obligations under this Lease, Tenant shall remove Tenant's Property from the Leased Premises only upon Landlord's written approval. In the event Tenant shall fail to remove any of Tenant's Property, as provided herein, Landlord may, but shall not be obligated to, remove and/or discard all such property no so removed and repair all damage to the Leased Premises resulting from such removal, (all at Tenant's expense); and Landlord shall have no responsibility to Tenant for any loss or damage to said property caused by, or resulting from, such removal or otherwise.

4.1      Continual Occupancy:
Tenant covenants to occupy and do business from the Leased Premises throughout the term hereof. Tenant expressly recognizes that Landlord shall be injured should Tenant not comply with this provision and that the amount of Landlord's damages thereby are incapable of exact measurement; and Tenant, therefore, expressly covenants to pay to Landlord, as liquidated damages for breach of this covenant, an amount (in addition to all other rents and other monies due Landlord hereunder) equal to 50 percent of the Rent due for the remainder of the term after such breach (said amount representing Landlord's and Tenant's best estimate of Landlord's damages).

4.1.1    Abandoned Property:
It is agreed that should Tenant fail to occupy and operate its business on the property for a period of thirty (30) consecutive days, (whether or not it is paying Rent) it shall conclusively be deemed to have abandoned the property.

5.0      RENT:
Tenant shall pay Landlord Rent as follows:

5.1      Minimum Rent:
Tenant shall pay to Landlord, without prior demand, deduction, or offset, a minimum Rental at the rate of:

RENT
STARTS                     MO/PSF                    MIN RENT/MO

06/01/2001                 $1.20                     $ 8,0789.00
06/01/2002                 $1.38                     $ 9,291.54
06/01/2003                 $1.50                     $10,099.50


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LAZER TECH DESIGNS, LTD            W3Y-TLO78          P. 4
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Rent payments are due and payable on the first day of each calendar month per month.

NOTE: Complex operating cost is estimated for the calendar year 2001 at $.20 per square foot

5.4      OPTIONS TO RENEW:
Tenant is offered the right to __0_ year option(s) to renew its Lease. Tenant must notify Landlord, not more than one- hundred-eighty (180) calendar days, nor less than ninety (90) calendar days prior to the termination date of the Lease, as to its intent to effect the option of renewal. Lack of written notification automatically cancels the option (s). Renewal rate shall be determined by negotiation between Tenant and Landlord. Rate must be determined forty-five (45) calendar days prior to termination date or option(s) shall be cancelled.


5.8      Commencement Date:
In the event that the commencement date is not the first day of a calendar month, Tenant shall pay to Landlord, on or before the commencement date, prorated monthly Rent for the partial month occurring from the commencement date to the first day of the succeeding calendar month together with the monthly rent due for the first full calendar month of the term hereof.

5.8.1    Rent Due in Advance:
The Rent shall be paid to Landlord, in advance, on the first day of each month during the term of this Lease.

5.8.2    No Prior Notice:
All Rent and other monies payable under this Lease shall be paid, without prior demand therefore and without any deduction or offset whatsoever, in lawful money of the United States of America at the office of Landlord set forth in "paragraph 23" hereof, or at such other place or places as may from time to time be designated, in writing, by Landlord.

5.8.3    Late Charge:
If Tenant shall fail to pay, within five (5) calendar days after the same is due and payable, any basic Rent, or any additional Rent, or any other amounts or charges to be paid by Tenant hereunder, such unpaid sum shall be subject to a late charge equal to ten (10) percent of the amount overdue. In addition, if any such Rent, additional Rent, amount, or charge has not been paid within thirty
(30) days after the same is due and payable, such unpaid sum shall bear interest at the rate of one and one half (1.5) percent per month, compounded monthly from the original due date therefore, until paid in full. Such interest shall be payable as additional Rent.

5.9      Tenant Responsibility to Make Payments:
Whenever, under any provision of this Lease, Tenant shall be obligated to make any payments or expenditures, or to do any act or thing, or to incur any liability whatsoever; and Tenant fails, refuses, or neglects to perform as herein required, Landlord shall be entitled, but shall not be obligated, to make any such payment or expenditure; or to do any such act or thing; or to incur any such liability, all on behalf of and at the cost for the account of


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LAZER TECH DESIGNS, LTD            W3Y-TLO78          P. 5
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Tenant. In such event, the amount thereof, with interest thereon at the rate of one and one half (1.5) percent per month, compounded monthly, shall constitute and be collectible as additional Rent upon demand.

5.9.1    Abated Rent:
If this Lease provides for a postponement of any monthly rental payments, a period of "Free" Rent or other Rent concession, such postponed Rent or "Free" Rent is called the "Abated Rent". Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all Rent (other than the Abated Rent) and all other monetary obligations and the surrender of the property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithfully and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full, and this Lease shall be enforced as if there were no such Rent Abatement or other Rent concession. In such case Abated Rent shall be calculated based on the full initial rent payable under this Lease.

6.0      SECURITY DEPOSIT:
Tenant, has previously deposited with Landlord as a Security deposit for their present Lease of Space 116 the sum of Five Thousand and Twenty Five Dollars ($5,525.00). This sum will be transferred as a credity to this Lease as Security deposit on novation of the present Lease of Space 116, which will be the start date of this Lease. Said deposit shall be held by Landlord as security for the faithful performance, by Tenant, of all the terms, covenants and conditions of this Lease by said Tenant, to be kept and performed during the term hereof, provided that Tenant shall not be excused from the payment of any Rent herein reserved or any other charges herein provided. If Tenant defaults, with respect to any provision of this Lease, Landlord may, but shall not be required to use, or retain, all, or any part, of such Security Deposit for the payment of any Rent to repair damages to the Leased Premises; to clean the Leased Premises; or to compensate Landlord for any other loss, or damage, which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) calendar days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. Should Tenant comply with all said terms, covenants and conditions and promptly pay all the Rental herein provided for, as it falls due, and pay all other sums payable by Tenant to Landlord hereunder, then the said deposit shall be refunded, in full, to Tenant, thirty (30) calendar days after the end of the term of this Lease, or after the last payment due from Tenant to Landlord, whichever last occurs. No beneficiary of any Deed of Trust encumbering the Leased Premises, or the Complex shall be, or at any time become, liable for the return of any Security Deposit unless such deposit is actually held by such Beneficiary as security for Tenant's performance hereunder.


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LAZER TECH DESIGNS, LTD            W3Y-TLO78          P. 6
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7.0      TENANT IMPROVEMENTS:
Landlord shall construct only those necessary improvements in Suite 140 of the Leased Premises as agreed between Tenant and Landlord. The agreement shall be detailed in "Exhibit F-1" for Suite 140, and the Existing Suite 116 will be detailed in "Exhibit F-2" as the layout of the Suites. Specifications for the improvements for "Exhibit F-1" will be defined in "Exhibit F". "Exhibit F-2" of Suite 116 is accepted by Tenant in its "AS IS" status, no changes or improvements to be accomplished. South Tech will provide computer produced space design for Suite 140 using Cad design programs in an architectural format. We offer this as a service, but specifically declare that we are not architectural or design experts. The Tenant is responsible for acceptance of this computer produced design and its limitations. The Landlord encourages the Tenant to have the Cad designed drawings reviewed by experts they deem necessary in order to meet their business requirements. The respective responsibilities of landlord and tenant for payment of the Tenant Improvement(s) shall be identified as to Tenant or Landlord in "Exhibit F".

7.1      Substantial Completion:
"Substantial completion," as used herein, is hereby defined to mean that the building and/or the improvements have been completed in material compliance with approved plans (improvements are defined in "Exhibit F"). When the Leased Premises are substantially complete, Landlord shall notify Tenant of such fact and shall deliver possession of the Leased Premises to Tenant. Tenant shall have ten (10) calendar days thereafter to prepare and deliver to Landlord a list known as a "punch-list" of any patent defects, and Landlord shall have thirty
(30) days in which to rectify same. Landlord's obligation for the completion of the Leased Premises shall be defined and limited by "Exhibit F" the approved plans, and Landlord shall not be required to furnish or install any item not shown thereon. Tenant shall observe and perform all of its obligations under this Lease (except its obligations to pay minimum rent, percentage rent, and additional rent) from the date upon which Landlord shall deliver possession of the Leased Premises to Tenant until the commencement date of the Lease term in the same manner as though the Lease term began when possession of the Leased Premises was delivered to Tenant.

7.2      Tenant Additional Improvements:
Tenant shall not make any additional tenant improvements to the Leased Premises without the written consent of Landlord. All improvements to the Leased Premises shall be made promptly, at Tenant's sole expense, by Landlord's Contractor

7.2.1    Landlord's Right Regarding Tenant Improvements:
Any improvements made by Tenant pursuant to this "paragraph 7" shall, at Landlord's option, become the property of Landlord upon the expiration or sooner termination of this Lease (excluding Tenant's trade fixtures). However, Landlord shall have the right to require Tenant to remove any or all improvements, at Tenant's sole cost and expense, upon such termination of this Lease and to surrender the Leased Premises in the same condition as it was prior to the making of any, or all, such improvements (reasonable wear and tear excepted).


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8.0      COMMON AREAS:
Landlord shall make available at all times, during the term of this lease, such portions of the Complex as Landlord shall from time to time designate, or relocate such automobile parking and other common areas as Landlord shall from time to time deem appropriate. Tenant shall have the non-exclusive right during the term of this lease to use the common areas for itself, its employees, agents, customers, invitees and licensees.

8.1      Common Area Defined:
The term "common area" shall mean the portions of the Complex which have, at the time in question, been designated and improved for common use by, or for the benefit of, more than one tenant or concessionaire of the Complex, including any of the following (the specific recitation of which shall not be deemed to limit the definition of common area); the land and facilities utilized as parking areas; access and perimeter roads; truck passageways (which may be in whole or in part subsurface); service corridors and stairways providing access from store premises; landscaped areas; exterior walks, arcades, stairways, elevators, escalators and/or ramps; interior corridors, elevators, stairs, arcades and/ or balconies; directory equipment, wash rooms, comfort rooms, drinking fountains, toilets and other public facilities; and bus stations and taxi stands; but excluding any portion thereof when designated by Landlord for a non-common use.

8.2      Common Area Control:
All common areas shall be subject to the exclusive control and management of Landlord, or such other persons or nominees as Landlord may have delegated or assigned to exercise such management or control, in whole or in part, in Landlord's place and stead. In no event shall Tenant have the right to sell, solicit or conduct its business in any manner, in any of the common areas. Landlord shall have the right to close, if necessary, all, or any portion, of the common areas to such extent as may, in the opinion of Landlord's counsel, be legally necessary to prevent a dedication thereof, or the accrual of any rights of any person, or of the public therein to close temporarily, all, or any portion, of the common areas to discourage non-customer use; to use portions of the common areas while engaged in making additional improvements, or repairs, or alterations to the Complex; and to do and perform such other acts in, to, and with respect to, the common areas, and in good business judgment, Landlord shall determine what is appropriate for the Complex.

8.3      Common Area Changes:
Landlord shall have the right to increase the size of the common areas, including the expansion thereof to adjacent property; to reduce the common areas; to rearrange the parking spaces and improvements on the common areas; and to make such changes therein and thereto, from time to time, which, in its opinion, are deemed to be desirable and for the best interests of the complex.

8.4      Complex Operating Costs (COC):
Tenant hereby agrees to pay as additional rent Tenant's pro-rata portion of Complex Operating Costs (COC) during such calendar year, or fraction thereof occurring during the term of this Lease. Complex Operating Costs (COC) shall include all costs and expenses, of every kind or nature, incurred by Landlord, in the operation, maintenance, and repair of the Complex, related


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structures, and common areas, in a manner deemed by Landlord to be reasonable and appropriate and for the best interest of the entire Complex, as determined in accordance with generally accepted accounting principles. Without otherwise limiting the generality of the foregoing, there shall be included in such costs and expenses premiums with respect to public liability insurance, property damage insurance, fire insurance, workmen's compensation, and other insurance carried on, or with respect to, the Complex and related structures, salaries, payroll taxes, unemployment taxes, social security taxes; reasonable replacement reserves; cleaning of any facilities; landscape maintenance; cleaning, striping, sealing and paving of all driveways; and parking lots; signs, lighting, music systems; janitorial services; depreciation on, or rentals of, machinery and equipment; property management fees; legal and accounting expenses; supervising of attendants; and employment of other personnel used in such operations; maintenance and repairs; fuel, energy and utilities (except any utilities which Landlord may require to be separately metered to Tenant); providing for security and fire protection services; and an administration fee equal to 15 percent of the total of all other Complex Operating Costs.

8.4.1    Additional Rent:
The additional rent required to be paid by Tenant in this "paragraph 8" shall be estimated annually, in advance, by Landlord. Landlord shall provide Tenant with the amount of such estimated additional rent, and Tenant shall pay one-twelfth (1/12) of such estimated amount on the first (1st) day of each month, without further demand, or any deduction, or set-off whatsoever. Such additional rent shall be applied by Landlord for the payment of Complex Operating Costs (COC). At the end of each year, Landlord shall compute the actual amount of all Complex Operating Costs (COC) for such year and shall compute Tenant's pro-rata share of said actual Complex Operating Costs (COC). If the estimated amount paid by Tenant for such year was less than Tenant's pro-rata share of actual Complex Operating Costs (COC), Tenant shall pay the difference to Landlord on demand. If the estimated amount paid by Tenant for such year was greater than Tenant's pro-rata share of actual Complex Operating Costs (COC), Landlord shall apply the excess to the next monthly payment of additional rent to be paid by Tenant pursuant to this "paragraph 8" and, if necessary, each monthly payment thereafter until fully exhausted. If Tenant's Lease terminates and Tenant is entitled to a rebate of expenses, Tenant's account shall be credited over a ninety (90) day period after determination of rebate amount. Tenant shall not be entitled to receive interest on any additional rent paid hereunder.

8.5      TAXES:
Tenant agrees to pay Landlord as a part of the monthly complex operating cost
(COC) billing, its proportionate share of all taxes levied and assessed, during the term of this lease, upon the land, buildings, and Landlord's personal property comprising the Complex, including the common areas of the Complex. Taxes levied is defined as:

8.5.1    Taxes Levied Defined:
Any fee, license fee, license tax, business license fee, commercial rental tax, levy charge, assessment, penalty or tax imposed by any taxing authority against the Property;


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Any tax on the Landlord's right to receive, or the receipt of rent, or income, from the Property, or against Landlord's business of leasing the Property.

Any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse, or other services provided to the Property by any governmental agency;

Any tax imposed upon this transaction, or based upon a re-assessment of the property, due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and

Any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes. The share of taxes to be paid by Tenant shall be deemed to be the product derived by multiplying the total of the taxes levied, or assessed against the Complex by a fraction; the numerator of which is the floor area (as defined in this lease) contained in the Leased Premises; and the denominator of which is the total floor area contained in the Complex, exclusive of any portion of the total floor area which may be assessed and taxed separately from the portion of the Complex in which the Leased Premises are located. Tenant shall pay one-twelfth (1/12th) of the amount estimated by Landlord to be Tenant's share of such taxes in each monthly installment of "Common Operating Cost" (COC), a part of the minimum annual rent due hereunder. For the purposes of this paragraph "taxes" shall include all assessments for public improvements levied, or assessed against the Complex; any tax assessed upon, or measured by, the rents received by Landlord hereunder; any tax, fee, or charge on the operation and use of the Complex and/or the common area imposed by the United States Environmental Protection Agency or; any other federal, state or local governmental entity; and shall also include any taxes, or assessments, which in the future may be imposed upon Landlord in lieu of any presently imposed tax or assessment.

8.5.6    Other Taxes:
If any time during the term of this Lease, under the laws of the United States, state where Complex is located, or any political subdivision thereof, a tax, or excise tax on rents, or other tax (except income tax), however described, is levied or assessed by the United States, state where Complex is located, or said political subdivision against Landlord, on account of any rent reserved under this Lease, the Leased Premises, or the use thereof, all such tax, or excise tax on rents, or other taxes, shall be included in Tenant's (COC) charge monthly charge.

8.6      SERVICES AND UTILITIES:
Landlord agrees to keep in good order, condition and repair the foundations, exterior walls, and roof of the Leased Premises (but excluding the exterior and interior of all windows, doors, plate glass and showcases) except for reasonable wear and tear and except for any damage thereto caused by any act or negligence of tenant, or its agents, employees, servants, contractors, subtenants, licensees, customers, or business invitees. It is an express condition precedent to all obligations of Landlord to repair and maintain, that Tenant shall have notified Landlord, in writing, of the need for such


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repairs or maintenance. The cost of such repairs shall be included in "Complex
Operating Costs".

8.6.1    Tenant Responsibilities:
Landlord shall not be obligated to perform any service, or to repair, or to maintain any structure or facility, except as provided in this paragraph. Landlord shall not furnish telephone facilities or service. Landlord shall not be responsible for light bulb or ballast replacement. Landlord shall not be obligated to provide any service, or maintenance, or to make any repairs, pursuant to this paragraph, when such service, maintenance, or repair is made necessary because of the negligence or misuse by Tenant, Tenant's agents, employees, servants, contractors, subtenants, licensees, customers or business invitees. Landlord reserves the right to stop any service when Landlord deems such stoppage necessary, whether by reason of accident or emergency, or for repairs, or improvements, or otherwise. Landlord shall not be liable, under any circumstances, for loss or injury however occurring, through or in connection with, or incident to, any stoppage of such services. Landlord shall have no responsibility or liability for failure to supply any services or maintenance; or to make any repair when prevented from doing so by any cause beyond Landlord's control. Landlord shall not be obligated to inspect the Leased Premises and shall not be obligated to make any repairs or perform any maintenance hereunder unless first notified of the need thereof, in writing, by Tenant. In the event that Landlord shall fail to commence with such repairs, or maintenance, within thirty (30) business days after said notice, Tenant's sole right and remedy for such failure shall be, after further notice to Landlord, to make such repairs, or perform such maintenance, and to forward to Landlord a copy of the invoice with a request for reimbursement incurred from such repairs; provided, however, that amount of said invoice does not exceed the reasonable value of such repairs or maintenance. Landlord shall not be liable for any loss, or damage, to persons or property, sustained by Tenant, or other persons, which may be caused by the Complex or the Leased Premises, or any appurtenances thereto being out of repair; or by bursting or leakage of any water, gas, sewer or steam pipe; or by theft; or by any act, or neglect, of any tenant or occupant of the Complex; or of any other person, by failure to furnish, or interruption of, service of any utility; or by any other cause of whatsoever nature unless caused by the negligence of Landlord.

8.6.2    Additional Parcels:
In the event that the Complex consists of more than one parcel, (as shown on the Complex's parcel map of record) Landlord shall, at Landlord's sole option, compute "Complex Operating Costs" in such a manner as shall exclude any, or all, parcels (1) not owned by Landlord, or (2) wholly leased or ground leased by one Tenant, so that third parties who own any parcel within the Complex, or Tenants who lease a complete parcel within the Complex may, at Landlord's option, be required to separately pay all expenses attributable to any such parcels.

8.6.3    Utilities:
Tenant shall be responsible for arranging all utilities and services whatsoever to be furnished to the interior of the Leased Premises ("Interior Utilities"). All Interior Utilities shall be separately metered to Tenant, and Tenant shall be responsible for paying all costs and expenses of the


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Interior Utilities (including, without limitation, the monthly charges for
Interior Utilities, and all "hook- up fees" or other costs whatsoever charged by any utility company for, or in connection with, the commencement of service). Tenant's obligation to pay rent shall not be affected by any failure of Tenant to timely arrange for the commencement of service of Interior Utilities. Tenant may contract, at Tenant's sole expense, for such janitorial services as Tenant desires for the interior of the Leased Premises, with the janitorial company which Landlord shall from time to time designate to service the complex. Said janitorial company shall bill Tenant directly for Tenant's interior janitorial service, and Tenant shall pay such invoices directly to the janitorial company. Tenant may contract directly with a janitorial service of Tenant's choice, so long as such janitorial service complies with Landlord's standard security procedures, and so long as Landlord has previously approved the janitorial service in writing (which approval shall not be unreasonably withheld or delayed). In addition, Landlord shall, at Landlord's expense, provide adequate lighting and other appropriate utilities to the common areas of the Complex. Landlord shall have the right to reduce any utility service as required by any mandatory or voluntary fuel or energy conservation program.

8.7      Insurance COC:
Landlord shall, during the lease term, maintain in full force a policy, or policies, of comprehensive public liability insurance, issued by one or more insurance carriers; insuring against liability for injury to, or death of, persons and loss of, or damage to, property occurring in, or on, the common area, except any portion thereof subject to Tenant's exclusive control. Said liability insurance shall be in an amount of not less than $1,000,000. combined single limit for bodily injury and property damage. Landlord reserves the right to bill Tenant monthly an estimated amount of all expenses to be incurred by landlord under this paragraph. In such event, these expenses shall be included within the "Common Operating Cost" monthly billing to Tenant.

9.0      Proper Use of Access Roads:
Tenant agrees that it, and its concessionaires, agents, employees, and vendors, suppliers, and other independent contracts, shall use such access roads and shall operate trucks and trailers, delivering merchandise to and from the Leased Premises, upon and over such access roads as are designated therefor by Landlord as a means of ingress to and egress from the Leased Premises.

9.1      Rules and Regulations:
Landlord shall have the right to establish, and from time to time to change, alter, and amend, and to enforce, against Tenant and the other users of the common areas, such reasonable rules and regulations (including the exclusion of employees parking thereof) as may be deemed necessary, or advisable, for the proper and efficient operation and maintenance of the common area. Such rules and regulations may provide, without limitation, the hours during which the common areas shall be open for use. Landlord may, in its opinion, the same being advisable, establish a system or systems of validation or other type operation to control the parking areas, including a system of charges against non-validated parking checks of users. Tenant agrees to abide by and conform to such rules and regulations; to cause its concessionaires,


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employees and agents, so to abide and conform; and to use its best efforts to cause its customers, invitees and licensees to so abide and conform.

9.2      Parking Rules:
It is understood that the employees of Tenant and the other Tenants of Landlord, within the Complex, shall not be permitted to park their automobiles in the automobile parking areas which may from time to time be designated for patrons of the Complex. Landlord may, at Landlord's election, designate space for employee parking either within the Complex parking area or in an area reasonably close thereto, which may be areas on the public street if allowed by the city in which the Leased Premises are located. Landlord shall have the right to change such designated parking area from time to time. Tenant and its employees shall park their automobiles only in those portions of the parking areas, if any, designated for that purpose by Landlord. Tenant shall furnish Landlord with its, and its employees, automobile license number within fifteen calendar (15) days after opening for business, and Tenant shall thereafter notify Landlord of any changes within five calendar (5) days after such change occurs. If Tenant, or its employees, fail to park their automobiles in designated employee parking areas, then Landlord may charge Tenant twenty dollars ($20.) per day for each day, or partial day, per automobile parked in any areas other than those so designated. Tenant hereby authorizes Landlord to tow away, from the Complex, at Tenant's expense, any improperly parked automobile or automobiles belonging to Tenant, or Tenant's employees, and/or to attach violation stickers, or notices to such automobiles.

10.0     USE OF LEASED PREMISES:
Tenant shall use the Leased Premises solely for the purposes and under the trade name as follows:

PERMITTED USE:        Office/Production/Service Area

TRADE NAME:           Lazer Tech Designs, Ltd.

10.1     Use of Leased Premises Controlled:
Tenant shall not use, or permit the Leased Premises to be used for any other purpose, or purposes, or under any other trade name whatsoever, without the written consent of Landlord, which will not be unreasonably withheld or delayed. Tenant further covenants and agrees that it shall not use, or suffer, or permit any person, or persons, to use the Leased Premises, or any part thereof for conducting therein a secondhand store, auction, distress or fire sale, or bankruptcy, or going-out-of-business sale; or for any use or purpose in violation of the laws of the Untied States of America; or the State where Complex is located; or the ordinances, regulations and requirements of the city and county wherein the Leased Premises are situated. Tenant further covenants and agrees that during the term hereof the Leased Premises, and every part thereof, shall be kept by Tenant in a clean and neat and orderly condition, free of any objectionable noises, odors, or nuisances; and that all health and codes shall, in all respects, and at all times, be fully complied with by Tenant.

10.2     Trash Controls:
Tenant agrees that all trash and rubbish of Tenant shall be deposited within


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receptacles, and that Tenant shall not cause or permit any trash receptacles to remain outside the Building. In the event Landlord provides or designates trash receptacles, Tenant agrees to cause such receptacles to be emptied and trash removed at its own cost and expense. Tenant agrees to first bag the trash before depositing it in the authorized trash area. Landlord reserves the right to contract for trash removal and bill Tenant for said service as provided in "section 8" herein.

10.3     Displaying of Merchandise:
Tenant may not display or sell merchandise, or allow carts, portable signs, devices, or any other objects to be stored, or to remain outside the exterior walls and permanent doorways of the Leased Premises. Tenant shall not permit any audible noise, from any source, or device of any nature to be heard outside of the Leased Premises. Tenant shall not place, or authorize to have placed, or affixed, handbills, or other advertising materials on automobiles or buildings, within the Complex.

10.4     Volatile Materials:
Tenant shall not, without prior written consent of all insurance companies which have issued any insurance of any kind whatsoever, with respect to the Leased Premises, or the Complex, sell, or suffer to be kept, used or sold in, upon, or about the Leased Premises any gasoline, distillate, or other petroleum products, or any other substance or material of an explosive, inflammable or radiological nature, in such quantities as may be prohibited by any such insurance policy or which may endanger any part of the Complex, or its occupants, business patrons, or invitees.

10.5     Vending Machines:
Tenant will not, without Landlord's prior written approval, operate or permit to be operated on the Leased Premises any coin or token-operated vending machines or similar device for the sale, or leasing, to the public of any goods, wares, merchandise, food, beverages, and/or service, including, without limitation, pay telephones, pay lockers, pay toilets, scales and amusement devices.

10.6     Use as Living Quarters:
Tenant shall refrain from using or permitting the use of the Leased Premises or any portion thereof as living quarters, sleeping quarters or lodging rooms.

10.7     Fixtures:
All fixtures, showcases and other equipment to be used by Tenant in, about, or upon the Leased Premises, shall be subject to the prior written approval of Landlord.

10.8     Window Coverings:
Tenant shall not, without Landlord's prior written approval, cover or obstruct any windows, glass doors, lights, skylights, or other apertures that reflect or admit light into the Leased Premises.

10.9     Pets:
Tenant shall not keep, or permit the keeping, of any animals of any kind in, about, or upon the Leased Premises without Landlord's prior written approval.


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10.10    Storage:
Tenant shall not use the Leased Premises for storage or warehouse purposes beyond such use as is reasonably required to keep the Leased Premises adequately supplied for the conduct of Tenant's business purposes.

10.11    Tenant Maintenance and Repairs:
Except as provided for elsewhere herein, Tenant shall keep and maintain in good order, condition, and repair (including any such replacement and restoration as is required for that purpose) the Leased Premises and eery part thereof and any and all appurtenances thereto wherever located, including; but without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, store front; all plumbing and sewage facilities within the Leased Premises, including free flow up to the main sewer line; fixtures; the heating, ventilation and air conditioning equipment serving the Leased Premises ("HVAC"); evaporative coolers; and any work performed by, or on behalf of, Tenant hereunder. Tenant shall also keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) any special Tenant equipment, fixtures or facilities (other than the usual and ordinary plumbing and utility facilities), which special facilities shall include but not be limited to grease traps, if any, located outside the Leased Premises. Landlord agrees to assign to Tenant any warranties Landlord may have pertaining to those parts of the Leased Premises Tenant is responsible for maintaining hereunder. In addition, Landlord shall warrant the HVAC system serving the Leased Premises to be free from defects (routine maintenance excepted) for a period of six (6) months from the commencement date. Tenant shall be billed monthly by separate invoice for individual repairs to their units the month following the expenditure. These costs are a part of the minimum annual rent due hereunder.

Tenant shall store all trash and garbage in metal containers, located where designated by Landlord, and so as not to be visible, or create a nuisance to customers and business invitees in the Complex, and so as not to create or permit any health or fire hazard.

10.12    Government Regulations:
Tenant shall, at all times during the term of the Lease, comply with all governmental rules, regulations, ordinances, statutes and laws, including, but not limited to, all federal and state laws and regulations regarding hazardous substances and the disposal thereof; and the orders and regulations of the insurance service office, or any other body now or hereafter exercising similar functions, now or hereafter in effect pertaining to the Complex, the Leased Premises, or Tenant's use thereof.

10.13    Rules and Regulations:
Tenant hereby covenants and agrees that it, its agents, employees, servants, contractors, subtenants and licensees shall abide by the Rules and Regulations attached hereto as "Exhibit C" and incorporated herein by reference; and such additional rules and regulations hereafter adopted and amendments and modifications of any of the foregoing as Landlord may, from time to time, adopt for the safety, care, and cleanliness of the Leased Premises, or the Complex; or for the preservation of good order thereon.


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10.14    Obstruction and Interference:
Tenant shall not do, permit, or suffer anything to be done, or kept upon the Leased Premises which shall obstruct or interfere with the rights of other tenants, Landlord or the patrons and customers of any of them; or which shall annoy any of them, or their patrons or customers, by reason of unreasonable noise or otherwise; nor shall Tenant commit or permit any nuisance on the Leased Premises; or commit, or suffer, any immoral or illegal act to be committed thereon.


12.0     INSURANCE:
Tenant shall not carry any stock of goods, or do anything, in or about the Leased Premises, which shall in any way tend to increase insurance rates on the building in which the Leased Premises are located. In no event shall Tenant carry on any activities which would invalidate any insurance coverage thereon.

12.1     Liability and Property Damage Insurance:
Tenant shall, during the lease term, at its sole expense, maintain in full force a policy, or policies, of comprehensive public liability insurance, issued by one or more insurance carriers insuring against liability for injury to, or death of, persons, and loss of, or damage to, property occurring in, or on, the Leased Premises and any portion of the common area which is subject to Tenant's exclusive control. Said liability insurance shall be in an amount of not less than $1,000,000. combined single limit for bodily injury and property damage.

12.2     Workers' Compensation Insurance:
Tenant shall at all times maintain Workers' Compensation Insurance in compliance with state law.

12.3     Fire and Casualty Insurance:
Landlord shall pay for, and shall maintain in full force and effect, during the term of this lease, a policy, or policies, of fire and casualty insurance which may include endorsements of Landlord's selection, or any other coverage required by Landlord's lender or government agency. Tenant shall reimburse Landlord for its pro-rata share of the premium paid by Landlord. These expenses shall be included within the "Common Operating Cost" (COC) monthly billing to Tenant.

12.4     Waiver of Subrogation:
Each party ("Insured") hereby waives its right of recovery to the extent of insurance recovery against the other party, the other party's officers, directors, agents, representatives, employees, successors, and assigns with respect to any loss or damage; including consequential loss or damage to the insured's property caused, or occasioned by, any peril, or perils, including negligent act(s) covered by any policy, or policies, carried by the insured.

12.5     Insurance General Requirements:

12.5.1   Insurance Companies:
All policies of insurance required to be carried hereunder, by Tenant, shall be written with companies satisfactory to Landlord and licensed to do


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business in the state where the Leased Premises is located.

12.5.2   Primary and Noncontributing:
Each policy of public liability insurance required to be carried under "paragraphs 12.1 and 12.2" shall provide that it shall be deemed primary and noncontributing with the insurance carried by the other party.

12.5.3   Additional Insured:
Each policy required under "paragraph 12.1" shall expressly INCLUDE, severally and not collectively, Landlord as additionally named insured thereunder, the other party and any person, or firm, designated by the other party and having an insurable interest thereunder, hereinafter called "additional insured," as their respective interests may appear.

12.5.4   Insurance Cancellation:
Said insurance shall not be subject to cancellation or reduction in coverage except upon at least ten (10) calendar days prior, written, notice to each additional insured. The policies of insurance or duly executed certificates evidencing them, together with satisfactory evidence of the payment of premiums thereon, shall be deposited with each additional insured at the commencement of the term and not less than thirty (30) days prior to the expiration of the term of such coverage. If the primary insured fails to comply with this requirement, any additional insured may obtain such insurance and keep it in effect; and the primary insured shall pay to the additional insured the premium cost thereof, upon demand, with interest from date of payment by the additional insured to the date of repayment by the primary insured.

12.6     Blanket Insurance:

12.6.1   Blanket Policy:
Each party shall be entitled to fulfill its insurance obligations hereunder by maintaining a so-called "Blanket" policy, or policies, of insurance in such form as to provide, by specific endorsement coverage, not less than that which is required hereunder for the particular property or interest referred to herein.

13.0     DAMAGE AND RESTORATION:

13.1     Duty to Restore:
If the improvements on the Leased Premises, or the Complex, are partially or totally damaged by fire, or other casualty, so as to become partially or totally untenable (which damage is insured against under any policy of fire and extended coverage insurance then covering the damaged improvements), they shall be rebuilt by Landlord, with due diligence, at Landlord's expense (unless Landlord elects not to do so as provided in "paragraph 13-2"), and fixed minimum rent, only, shall be abated until restoration, provided that if Tenant continues to conduct business in the Leased Premises, said rent shall be abated in the proportion which the untenable portion bears to the entire Leased Premises before the damage occurred.

13.2     Election to Terminate:
If the improvements on the Leased Premises or the Complex, whether or not the


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Leased Premises are a part thereof, are damaged for any cause whatsoever, whether insured against or not, to the extent of at least 25 percent of the then replacement cost during the term of this lease, or to the extent of at least 10 percent thereof during the last three (3) years of said term, Landlord shall, within not more than ninety (90) calendar days after such damage, notify Tenant of Landlord's election to terminate this Lease, or to restore the improvements on the Leased Premises and such portion of the improvements in the balance of the Complex as in Landlord's sole discretion is necessary to create an economically feasible commercial unit. If Landlord elects to repair or restore the damaged improvements, then with respect to the Leased Premises, Landlord and Tenant each shall restore them in the same manner and to the same extent as work was done by each of them in the original construction and fixturizing of the improvements; and the damaged improvements in the balance of the Complex shall likewise be restored to the extent required in the preceding sentence. If Landlord elects not to restore as aforesaid, this Lease shall terminate effective as of the date of such damage upon the giving of notice of election by Landlord as aforesaid.

14.0     EMINENT DOMAIN:

14.1     Definition:
If there is any taking of, or damage to, all, or any part of the Complex, or any interest therein, because of the exercise of the power of eminent domain, whether by condemnation proceedings or otherwise; or any transfer of any part thereof; or any interest therein made in avoidance of the exercise of the power of eminent domain (all of the foregoing being hereinafter referred to as "taking") prior to, or during the term hereof, the rights and obligations of the parties, with respect to such taking, shall be provided in this "paragraph 14".

14.2     Condemnation:
Landlord reserves the right to condemn a portion of the Tenant's lease premises for the enrichment of the business park which will benefit all Tenants. The condemnation of space is limited to space which would be classied as common area space. Leased Premises cannot be condmened for the betterment or enrichment of a sole tenant with out the written consent of the Tenant of the leased premises. Landlord will notify Tenant in writing of its intent to condemn a portion of the lease premsises. If the condemnation is more than 25% of the total leased premises, the Tenant may elect to terminate the lease upon written notification to the Landlord within 10 days of receipt of condemnation notification.

14.2.1   Total Condemnation:
If there is a taking of all of the Leased Premises, this Lease shall terminate as of the date of such taking.

14.3     Partial Condemnation:
If 25 percent, or more, of the ground floor area of Tenant's Leased Premises shall be taken, either party shall be entitled to terminate this lease; or if 25 percent, or more, of the ground floor area of all buildings in the Complex shall be taken, (whether Tenant's Leased Premises are taken or not) Landlord shall be entitled to elect to terminate this Lease; and the terminating party shall give the other party, written, notice of such election not later than


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thirty (30) calendar days after the date Landlord delivers notice to Tenant that possession, or title, to the portion of the Leased Premises taken has vested in the condemnor. If neither party gives such notice, or less than 25 percent of the ground floor area of either Tenant's Leased Premises or buildings in the Complex shall be taken, this Lease shall remain in full force and effect, and rent shall be adjusted as provided in "paragraph 14-7".

14.4     Parking Area:
If 25 percent, or more, of the parking area within a radius of 200 feet from the main entrance to the Leased Premises shall be taken, either party shall be entitled to elect to cancel and terminate this Lease and shall give the other party, written, notice of such election not later than thirty (30) calendar days after the date Landlord delivers notice to Tenant. If neither party gives such notice, or more than 75 percent of said portion of the parking area shall be available after such taking, this Lease shall remain in full force and effect. In no event shall Tenant have the right to terminate this Lease if Landlord provides additional parking area, which, when combined with the remaining parking area provides a parking area which is at least 75 percent as large as said portion of the parking area before the taking.

14.5     Termination Date:
If this lease is terminated in accordance with the provisions of this "paragraph 14", such termination shall become effective as of the date of eminent domain physical possession of the particular portion is taken.

14.6     Repair and Restoration:
If this lease is not terminated as provided in this "paragraph 14", Landlord shall, at its sole expense, restore with due diligence the remainder of the improvements, occupied by Tenant, so far as practicable, to a complete unit or like quality, character, and condition as that which existed immediately prior to the taking, provided that the scope of the work shall not exceed the scope of the work to be done by Landlord originally in constructing the Leased Premises; and further provided that Landlord shall not be obligated to expend an amount greater than that which was awarded to Landlord for such taking.

14.7     Rental Adjustment:
If this Lease is not terminated as provided in this " paragraph 14", the fixed minimum Rent shall be reduced by that proportion which the floor area taken bears to Tenant's total floor area immediately before the taking.

14.8     Award:
The entire award or compensation in such proceedings, whether for a total or partial taking, or for diminution in the value of the leasehold, or for the fee, shall belong to, and be the property of, Landlord; provided that Tenant shall be entitled to recover from the condemnor by Tenant for the taking of trade fixtures and equipment owned by Tenant (meaning personal property which may be removed without substantial damage to the Leased Premises) and for the expense of removing and relocating them.

15.0     INDEMNITY; WAIVER:


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15.1     Indemnity:
Tenant shall indemnify and save Landlord harmless from, and against, any and all liens, claims, demands, actions; causes of action, obligations, penalties, charges, liability, damages, loss, cost or expense; including reasonable attorneys' fees for the defense thereof, arising from, or connected with, the conduct or management of the business conducted by Tenant on, or about, the Leased Premises; or the use or occupancy of Tenant's Leased Premises; or from Tenant's any breach or default on the part of Tenant to be performed pursuant to the terms of this Lease; or from Tenant's violations of, or noncompliance with, any laws, ordinances, rules, regulations, and requirements of any governmental body, or authority; or the National Board of Underwriters, or similar insurance organization, which affect Tenant's Leased Premises; or from any acts or omissions of Tenant; or any person upon Tenant's Leased Premises by license or invitation of Tenant; or occupying Tenant's Leased Premises; or any party thereof under Tenant.

15.1.1   Landlord Indemnity:
Landlord shall indemnify and save Tenant harmless from, and against, any and all liens, claims, demands, actions; causes of action, obligations, penalties, charges, liability, damages, loss, cost or expense; including reasonable attorneys' fees for the defense thereof, arising from, or connected with, the conduct or management of the business conducted by Landlord on, or about, the Leased Premises; or from any breach or default on the part of the Landlord in the performance of any covenants; or agreement on the part of the Landlord to be performed pursuant to the terms of this Lease; or from violations of, or noncompliance with, any laws, ordinances, rules, regulations, and requirements of any governmental body, or authority; or the National Board of Underwriters, or similar insurance organization, which affect Tenant's Leased Premises; or from any acts or omissions of the Landlord; Landlord shall indemnify and hold tenant harmless from any loss, cost and expense resulting from the negligent acts or omissions of the Landlord.

15.2     Waiver:
All property kept, stored, or maintained in Tenant's Leased Premises shall be so kept, stored, or maintained at the sole risk of Tenant; and except in the case of Landlord's affirmative negligence or willful misconduct, Landlord shall not be liable; and Tenant waives all claims against Landlord for damages to persons or property sustained by Tenant, or by any other person or firm resulting from the building in which the Leased Premises are located; or by reason of Tenant's Leased Premises, or any equipment located therein becoming out of repair; or through the acts or omission of persons occupying adjoining Leased Premises, or any part of the building of which the Leased Premises are a part; or any persons present in the Complex; or for loss or damage resulting to Tenant or its property from burst, stopped, or leaking sewers, pipes, conduits, or plumbing fixtures; or for interruptions of any utility services, or from any failure of, or defect in, any electric line, circuit, or facility; or any other type of improvement or service on, or furnished to, Tenant's Leased Premises, or resulting from any accident in, on, or about Tenant's Leased Premises, or the building in which the Leased Premises are located; or resulting directly, or indirectly, from any act, or neglect of any other tenant or person in the Complex.


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16.0     SIGNS:
Subject to government approval, Landlord hereby grants to Tenant the right to install and maintain any ordinary and usual trade signs on the front of the demised Leased Premises directly above the store front of the building; however, it is agreed that any sign installed, erected, placed, or maintained on the demised Leased Premises, or the exterior walls thereof, shall be of a neat character and design, consistent with Landlord's overall sign plan "Exhibit D". Furthermore, all exterior signs on the demised Leased Premises shall be subject to the written approval of Landlord, which approval shall not be unreasonably or arbitrarily withheld.

16.1     Additional Signage:
No signs shall be displayed by the Tenant, and no showcases, merchandise, obstructions, or any advertising device of any kind whatsoever shall be placed by the Tenant in, or on, the sidewalks, areaways, pedestrian malls, or other similar common areas, upon which the store building of the demised abuts. Furthermore, Tenant shall not install any awnings on the demised Leased Premises without the prior consent of the Landlord.

17.0     RADIUS CLAUSE:
Tenant hereby agrees that it shall not directly, or indirectly, during the term of this lease, or any renewals or extensions thereof, open, operate, or otherwise become interested in a business similar in nature or in any way competitive to that business conducted on the demised Leased Premises within a three-mile radius of the demised Leased Premises.

18.0     TRADE FIXTURES:
All trade fixtures and equipment installed by Tenant in the demised Leased Premises shall be new and of good quality. So long as Tenant shall not be in default hereunder, all trade fixtures and shelving installed by Tenant in the Leased Premises shall remain the personal property of Tenant and be removable, by it, at any time prior to the termination of this Lease. It is agreed that Tenant shall have five (5) calendar days after the expiration of the term of this Lease to remove its trade fixtures. Any such removal shall be effected without damage to the building. All such fixtures and shelving shall become a part of the free hold and the property of Landlord upon, but only upon, occurrence of default by Tenant hereunder and its failure to rectify same within the time and under the conditions hereinafter provided.

19.0     LIENS:
Tenant shall, at all times, indemnify, save and hold Landlord and the Leased Premises free, clear, and harmless from any claims, liens, demands, charges, encumbrances, litigation, and judgments arising directly, or indirectly, out of any use, occupancy, or activity of Tenant; or out of any work performed, material furnished, or obligations incurred by Tenant in, upon, about, or otherwise, in connection with the Leased Premises. Tenant shall give Landlord notice of at least ten (10) calendar days prior to the commencement of any such work on the Leased Premises to afford Landlord the opportunity to file appropriate notices of non-responsibility. Tenant shall, at its sole cost and expense, within fifteen (15) calendar days after filing of any lien of record, obtain the discharge release thereof. Nothing contained herein shall prevent Landlord, at the cost and for the account of Tenant, from obtaining said
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to do the same within said fifteen (15) calendar day period.

20.0     RIGHT OF ACCESS:
Landlord shall at all times have the right, with reasonable notice, to enter the Leased Premises to inspect the same; to supply any service to be provided by Landlord to Tenant hereunder; to exhibit the Leased Premises to prospective purchasers or tenants; to post notices of non-responsibility; and to repair or construct any portion of the building of which the Leased Premises is a part or any other portion of the Complex, without abatement of rent; and may keep and store tools, material and equipment upon the Leased Premises; and may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the entrance to the Leased Premises shall not be blocked thereby; and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or interference with Tenant's business; any loss occasioned by the exercise of Landlord's rights hereunder. For each of the aforesaid purposes, Landlord shall, at all times, have the right to retain a key with which to unlock all doors in the Leased Premises "excluding Tenant's vaults and safes). Landlord shall have the right to use any means which Landlord may deem proper to open such doors in an emergency. Entry into the Leased Premises, obtained by Landlord by any such means, shall not be deemed to be forcible or unlawful entry into, or a detainer of, the Leased Premises, or an eviction of Tenant from the Leased Premises, or any portion thereof.

21.0     DELAYED CAUSES:
If either party is delayed in the performance of any covenant of this Lease because of any of the following causes (referred to elsewhere in this Lease as "delaying cause"); acts of the other party; action of the elements; war, riot, labor disputes; inability to procure, or general shortage of labor, or materials; delay in transportation; delay in inspections; or any other cause beyond the reasonable control of the party so obligated, whether similar or dissimilar to the foregoing (financial inability excepted); then such performance shall be excused for the period of the delay, and the period for such performance shall be extended for a period equivalent to the period of such delay; except that the foregoing shall in no way affect Tenant's obligation to pay rent, or the length of the term of this lease.

22.0     ASSIGNMENT, SUBLETTING AND ENCUMBRANCE:

22.1     Landlord's Consent Required:
Tenant shall not assign, transfer, mortgage, pledge, hypothecate, or encumber this Lease, or any interest therein, and shall not sublet the Leased Premises or any part thereof without the prior, written, consent of Landlord; and any attempt to do so, without such consent, shall be voidable and, at Landlord's election, shall constitute a default under this lease.

22.2     Tenant's Application (Assignment and Sublease):
In the event that Tenant desires at any time to assign this Lease, or to sublet the Leased Premises, or any portion thereof, Tenant shall submit to Landlord at least sixty (60) calendar days prior to the proposed effective date of the Assignment or Sublease ("Proposed Effective Date"), in writing,


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(1) a notice of Intention to Assign or Sublet, setting forth the Proposed
Effective Date, which shall be no less than sixty (60) calendar, or more than ninety (90) calendar days after the sending of such notice; (2) the name of the proposed Subtenant or Assignee; (3) the nature of the proposed Subtenant's or Assignee's business to be carried on in the Leased Premises; (4) the terms and provisions of the proposed Sublease or Assignment; and (5) such financial information as Landlord may reasonably request concerning the proposed Subtenant or Assigns.

22.3     Landlord's Option to Terminate:
Landlord shall have the right, to be exercised by giving, written, notice to Tenant within thirty (30) calendar days after receipt of Tenant's above-described notice, to terminate this Lease and recapture the Leased Premises. If such notice of termination is given by Landlord, it shall serve to cancel and terminate this Lease, with respect to the Leased Premises, provided, however, that no termination of this Lease, with respect to the Leased Premises, shall become effective without the prior, written, consent of the holder of any first deed of trust to which this Lease is then subject.

22.4     Assignment or Sublease Profit:
In the event of any Assignment or Sublease, approved by Landlord, of all, or any portion, of the Leased Premises, where the rental reserved in the Assignment or Sublease exceeds the rental or pro-rata portion of the rental, as the case may be, for such space reserved in the Lease, Tenant shall pay Landlord monthly, as additional Rent, at the same time as the monthly installments of Rent required hereunder, the excess of the rental reserved in the Assignment or Sublease, over the rental reserved in this Lease, applicable to the Assigned or Subleased space.

22.5     Fees for Review:
In the event that Tenant shall apply for Assignment, Sublease, or encumbrance under this paragraph, Tenant shall pay to Landlord the sum of $750. as a non-refundable fee for Landlord's time and processing incurred in connection with reviewing such application. In addition to said fee, Tenant shall pay to Landlord, in the event that Landlord retains the services of an attorney to review said application, all reasonable attorney's fees incurred by Landlord in connection with such review.

22.6     No Release of Tenant:
No consent by Landlord to any Assignment or Subletting by Tenant shall relieve Tenant of any obligation to be performed by the Tenant under this Lease, whether occurring before or after such consent, assignment, or subletting. The consent by Landlord to any Assignment or Subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other Assignment or Subletting. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease; or to be a consent to any Assignment, Subletting, or other transfer; or to be a release of Tenant from any obligation under this Lease. Consent to one Assignment, Subletting, or other transfer shall not be deemed to constitute
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22.7     Assumption of Obligations:
Each Assignee or transferee, other than Landlord, shall assume all obligations of the Tenant under this Lease and shall be and remain liable, jointly and severally, with Tenant, for the payment of the rent, and for the due performance of all the terms, covenants, conditions, and agreements herein contained on Tenant's part, to be performed for the term of this lease; provided, however, that the assignee or transferee shall be liable to Landlord for rent only in the amount set forth in the assignment or transfer. No assignment shall be binding on Landlord unless such Assignee, or Tenant, shall deliver, to Landlord, a counterpart of such assignment and an instrument, in recordable form, which contains a covenant of assumption by the Assignee, satisfactory in substance and form, to Landlord, consistent with the above requirements; but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the Assignee from its liability.

23.0     NOTICES:

23.1     Service:
Whenever, under this lease, provision is made for notice or demand, it shall be in writing and signed by, or on behalf of, the party giving the notice, or making the demand; and served by registered or certified mail, overnight carrier service, or by telegraph. If served by registered or certified mail, it shall be deposited in the United States mail, postage prepaid, with return receipt requested, addressed to the party to whom such notice or demand is to be given; and shall be conclusively deemed served twenty-four (24) hours after mailing in state where Complex is located; or seventy-two (72) hours after mailing in another state. If served by telegraph, service to the addressee shall be conclusively deemed made as confirmed by the telegraphic agency making delivery.

23.2     Address:
Any notice or demand to either party may be given to it at the address appearing below its signature on the signature page of this Lease. The address of either party may be changed for the purpose of this paragraph by notice to the other party.

24.0     SURRENDER OF POSSESSION:
At the expiration of the tenancy created hereunder, whether by lapse of time or otherwise, Tenant shall surrender the Leased Premises broom clean and in good condition and repair.

25.0     QUIET ENJOYMENT:
Subject to the provisions of this Lease and conditioned upon performance of all of the provisions to be performed by Tenant hereunder, Landlord shall secure to Tenant, during the Lease term, the quiet and peaceful possession of the Leased Premises and all rights and privileges appertaining thereto.

26.0     SUBORDINATION:
Landlord reserves the right to encumber the Leased Premises at any time, including, but not limited to, sale-lease-back transactions; and upon request of Landlord, or any mortgagee, or beneficiary under a deed of trust, or ground lease, lessor, Tenant shall, in writing, within ten (10) calendar days


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after Landlord's written request, subordinate its rights hereunder to the lien of any mortgage, or deed of trust, or any ground lease now, or hereafter, in force against the land or building of which the Leased Premises is a part; and upon any buildings hereafter placed upon the land, of which the Leased Premises is a part; and to all advances made, or hereafter to be made, upon the security thereof. In the event that Tenant fails to execute and/or deliver any such subordination to Landlord within said ten (10) calendar days, Tenant hereby irrevocably appoints Landlord as Tenant's duly authorized attorney-in-fact for the purpose of executing and delivering any such subordination; and Tenant hereby grants Landlord all power and authority necessary to execute and deliver all such documents on behalf of Tenant. Tenant acknowledges that the power-of-attorney granted hereby is coupled with an interest.

26.1     Foreclosure:
In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power-of- sale under any deed of trust, or upon termination of any ground lease, Tenant shall attorn to the purchaser upon any such foreclosure, or sale, or ground lessor, and recognize such purchaser, or ground lessor as Landlord under this Lease.

26.1.1   Prior Lien:
In the event that the mortgagee, or beneficiary, of any such mortgage or deed of trust elects to have this Lease a prior lien to its mortgage or deed of trust, then, and in such event, upon such mortgagee's or beneficiary's giving written notice to Tenant to that effect, this Lease shall be deemed prior in lien to such mortgage or deed of trust, whether this Lease is dated prior to, or subsequent to, the date of recordation of such mortgage or deed of trust.

27.0     OFFSET STATEMENT:
Tenant agrees that within ten (10) calendar days of any demand therefore by Landlord, Tenant shall execute and deliver, to Landlord or Landlord's designee, a recordable certificate stating that this Lease is in full force and effect; such defenses or offsets as are claimed by Tenant, if any; the date to which all rentals have been paid; and such other information concerning the Lease, the Leased Premises, and Tenant, as Landlord, or said designee, may reasonably request. In the event that Tenant fails to execute and/or deliver any such certificate or offset statement to Landlord within said ten (10) calendar days, Tenant hereby irrevocably appoints Landlord as Tenant's duly authorized attorney-in-fact, for the purpose of executing and delivering any such certificate or offset statement.

28.0     DEFAULT:

28.1     Notice and Remedies:
If the rental reserved by this Lease, or other charges to be paid hereunder by Tenant, or any part thereof, are not paid when due and remain unpaid for a period of three (3) business days after notice thereof, in writing, to Tenant; or if Tenant fails to perform with diligence any other covenants or conditions to be performed by it under this Lease, within thirty (30) calendar days after receipt of written notice, from landlord, specifying the nature of such failure; or if such failure requires more than thirty (30) calendar days to correct; within such further period as is necessary, using


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due diligence at all times; or if Tenant vacates, or abandons, the Leased premises, Tenant shall be deemed to be in default and in breach of this Lease, and Landlord, without further notice of any kind, may at its option:

28.1.1   Damages:
Terminate Tenant's right to possession of the Leased Premises because of such breach, and recover from Tenant all damages allowed by law, including, without limitation, the worth at the time of the award of the amount by which the unpaid rent, for the balance of the term after the time award exceeds the amount of such rental loss, for the same period that Tenant proves could be reasonably avoided, or;

28.1.2   Lease in Full Force:
Not terminate Tenant's right to possession because of such breach, but continue this Lease in full force and effect, and in that event Landlord may enforce all rights and remedies, under this lease, including the right to recover the rent and all other charges due hereunder as such rent and other charges become due hereunder.

28.1.3   Right of Re-entry:
In the event of any re-entry, Landlord may remove all persons from the Leased Premises, and Landlord may remove all property and any signs located in, or about, the Leased Premises and place such property in storage, in a public warehouse, at the cost and risk of Tenant.

28.1.4   Notice of Termination
No re-entry or re-letting of the Leased Premises shall be construed as an election by Landlord to terminate Tenant's right to possession; and this Lease, unless a written notice of such intention is given by Landlord to Tenant, and notwithstanding any such re-letting without such termination, Landlord may, at any time thereafter, elect to terminate Tenant's right to possession and this lease in the event that at such time Tenant remains in default hereunder.

28.1.5   Non-liability of Landlord:
Except in the case of Landlord's negligence or willful misconduct, Tenant hereby waives all claims or demands for damages that may be caused by Landlord in re-entering and taking possession of the Leased Premises; all claims or demands for damages which may result from the destruction of, or injury to, the Leased Premises; and all claims, or demands for damages, or loss of property belonging to Tenant, or to any other person or firm that may be in, or about, the Leased Premises at the time of such re-entry.

28.2     Waiver of Notice:
Notwithstanding any provision as to notice contained in this "paragraph 28", or any other provision of this Lease relating to notice; (a) if the Tenant is required to comply with any governmental regulation or order within a period less than that to which Tenant would otherwise be entitled to notice hereunder, Tenant shall not be entitled to notice from Landlord beyond the period within which such compliance may be required by such regulation or order; or (b) if the Leased Premises require emergency repairs which Tenant would otherwise be obligated to make Landlord would make such repairs for the account and at the expense of Tenant.


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28.3     Interest:
Any sum accruing to Landlord under the terms and provisions of This Lease, which shall not be paid when due, shall bear interest at the highest lawful rate, published by U.S. Bank of Nevada from the date the same becomes due and payable, by the terms and provisions of this Lease until paid, unless otherwise specifically provided in this Lease.

28.4     Other Remedies:
Nothing contained in this Lease shall limit Landlord to the remedies set forth in this "paragraph 28", and upon Tenant's default, Landlord shall be entitled to exercise any right or remedy then provided by law.

28.5     Guaranty of Lease:
Unless otherwise expressly provided, no guaranty of lease is revocable. If any Guarantor of a Lease revokes, or otherwise terminates, or purports to revoke, or otherwise terminate, any guaranty of all, or any portion of Tenant's obligation under the Lease, the Lease shall be in default.

29.0     INSOLVENCY:

29.1     Breach of Lease:
The filing of any petition by, or against, Tenant, under any chapter of the Bankruptcy Act; or any successor statute thereto; or the adjudication of Tenant as a bankrupt or insolvent; or the appointment of a receiver or trustee to take possession of all, or substantially all, of the assets of Tenant; or a general assignment by Tenant for the benefit of creditors; or any other action taken or suffered by Tenant, under any state or federal insolvency or bankruptcy act; and the continuance of any of the foregoing events for thirty (30) calendar days shall constitute a default under, and breach of, this Lease by Tenant, regardless of Tenant's compliance with provisions of this Lease; and Landlord, at its option, by written notice to Tenant, may exercise all right and remedies provided for in "paragraph 28", including the termination of this Lease, effective on service of such notice, without the necessity of further notice under "paragraph 28".

29.1.1   Operation of Law:
Neither this Lease, nor any interest herein, nor any estate created hereby, shall pass by operation of law, subject to all Federal and State Bankruptcy laws and codes to any trustee, receiver, assignee, for the benefit of creditors, or any other person whatsoever, without the prior written consent of Landlord. Any purported transfer in violation of the provisions of this "paragraph 29.1.1" shall constitute a default under and the breach of this Lease regardless of Tenant's compliance with the other provisions of this Lease; and Landlord, at its option, by written notice to Tenant, may exercise all rights and remedies provided for in "paragraph 28", including the termination of this Lease, effective on service of such notice without the necessity of further notice under "paragraph 28".

29.1.2   Non-waiver:
The acceptance of rent at any time and from time to time by Landlord from Tenant as debtor in possession, or from a transferee of the type mentioned in "paragraph 29", shall not preclude Landlord from exercising its rights under this "paragraph 29" at any time thereafter.


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30.0     REMEDIES CUMULATIVE:
The various rights, elections, and remedies of Landlord and Tenant contained in this lease shall be cumulative, and no one of them shall be construed as exclusive of any of the others, or of any right, priority, or remedy allowed, or provided for, by law.

31.0     ATTORNEYS' FEES:
If either party (hereinafter called "non-defaulting party") is reasonably required to incur attorneys' fees to enforce, or declare, or litigate any provision, or right hereunder, the other party (hereinafter called "defaulting party") shall be required to pay such fees, in a reasonable amount, provided that the position of the non-defaulting party prevails in the matter for which the attorneys' fees were incurred, whether in litigation or otherwise; provided further that unless ordered by the court, written demand for such attorneys' fees is made upon the defaulting party not later than thirty (30) calendar days after the date when it has been determined that such party has prevailed.

32.0     WAIVER OF DEFAULTS:
The waiver by either party of any default, in the performance by the other of any covenant contained herein, shall not be construed to be a waiver of any preceding or subsequent acceptance of rent, or other sums thereunder, by Landlord, shall not be deemed a waiver of any preceding default other than the failure of Tenant to pay the particular rental, or other sum or portion thereof so accepted, regardless of Landlord's knowledge of such preceding default at the time of acceptance of such rent, or other sum.

33.0     NO PARTNERSHIP:
Landlord shall not in any way, or for any purpose, be deemed a partner, joint venturer, or member of any joint enterprise with Tenant.

34.0     SUBTENANCIES:
The voluntary or other surrender of this Lease by Tenant, or mutual cancellation of this Lease, shall not effect a merger; and shall, at Landlord's option, terminate all existing subtenancies, or operate as an assignment to Landlord or any, or all of, such subtenancies.

35.0     SUCCESSORS:
Each and every covenant and condition of this Lease shall bind and insure to the benefit of the parties hereto and their successors. The term "successors" is used herein in its broadest possible meaning and includes, but is not limited to; executors and administrators, and every person, partnership, association, or corporation succeeding to any interest in this Lease, or the Leased Premises of Landlord or Tenant herein; whether such succession results from the act, or omission of, a party; occurs by operation of law, or as the effect of the operation of law, together with the act, or omission of, such party. Every covenant and condition of this Lease shall be binding upon all assignees, subtenants, licensees, and concessionaires of Tenant.

36.0     REMOVAL OF FIXTURES:
Upon the expiration of the term of this Lease, or upon any earlier


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termination thereof, Tenant shall remove, at its own expense, on or before the termination date, all trade fixtures, equipment, and personal property which were installed by Tenant or any subtenant, concessionaire, or licensee in, or upon, the Leased Premises. If Tenant is in default, Landlord may prohibit such removal by notice, in writing, to Tenant. In case of any injury, or damage to the building, or ay portion of the Leased Premises resulting from the removal of any such fixtures, equipment, or other personal property, Tenant shall promptly pay to Landlord the cost of repairing such injury or damage. Tenant shall complete such removal within five (5) calendar days unless prevented from so doing by a delaying cause; or Landlord may, at Landlord's option, retain any, or all, trade fixtures, equipment, and personal property; and title thereto shall thereupon vest in Landlord without the execution of documents of sale or conveyance by Tenant; or Landlord may remove any such trade fixtures, equipment, and personal property from the Leased Premises and dispose of them in any manner Landlord sees fit; and Tenant shall pay, upon demand to Landlord, the actual expense of such removal and disposition together with interest from the date of payment by Landlord until repayment by Tenant.

37.0     EFFECT OF CONVEYANCE:
If during the term of this Lease, Landlord sells, or exchanges, its interest in the Complex, or this Lease, then from and after the effective date of such sale, Landlord shall be released and discharged from any, and all, further liabilities, obligations, and responsibilities under this Lease except those already accrued, of which Landlord has notice at the time of sale. Tenant agrees to attorn to such purchaser or grantee.

38.0     LANDLORD'S DEFAULT; NOTICE TO LENDER:
In the case of a monetary default, Landlord shall have a period of twenty (20) business days, after notice thereof from Tenant, to cure such monetary default. In the case of a non-monetary default, Landlord shall commence promptly to cure such default immediately after receipt of written notice from Tenant, specifying the nature of such default; and shall complete such cure within forty (40) business days thereafter, provided that if the nature of the non-monetary default is such that it cannot be cured within said forty-day period, Landlord shall have such additional time as may be reasonably necessary to complete its performance, so long as Landlord has proceeded with diligence since its receipt of Tenant's notice and is then proceeding with diligence to cure such defaults.

39.0     CONSENT:
In consideration of each covenant made elsewhere under this Lease wherein one of the parties agrees not to unreasonably withhold its consent or approval, the requesting party hereby releases the other and waives all claims for any damages arising out of, or connected with, any alleged, or claimed, unreasonable withholding of consent or approval.

40.0     INTERPRETATION:
The captions by which the paragraphs of this Lease are identified are for convenience only and shall have no effect upon the interpretation of this Lease. Whenever the context so requires, the singular number shall include the plural; the plural shall refer to the singular; the neuter gender shall include the masculine and feminine genders; and the words "Landlord,"


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"Tenant," and "person" shall include corporations, partnerships, associations, other legal entities, and individuals. If either party consists of more than one person, each person shall be jointly and severally liable hereunder. If any provisions of this Lease shall be held to be invalid by a court, the remaining provisions shall remain in effect and shall in no way be impaired thereby.

41.0     HOURS OF BUSINESS:
Tenant shall have 24 hours per day, 7 days per week, 52 weeks per year access to the premises.

42.0     BROKER'S COMMISSIONS:
In accordance with the Nevada Disclosure Law, Real Estate Broker representation in this transaction is:

For Tenant:                NONE
For Landlord:              NONE

43.0     NO OPTION:
The submission of this Lease for examination does not constitute a reservation of, or option for, the Leased Premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

44.0     AGREEMENTS IN WRITING:
It is understood that there are no oral agreements between the parties hereto affecting this Lease, and this Lease supersedes and cancels any and all negotiations, arrangements, brochures, agreements, representations, and understandings, if any, between the parties hereto or displayed by Landlord and Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease.

45.0     CORPORATE RESOLUTIONS:
If a corporation executes this Lease as a Tenant, Tenant shall promptly furnish Landlord certified corporate resolutions attesting to the authority of the officers to execute the Lease on behalf of such corporation.

46.0     PARAGRAPH HEADINGS:
The paragraph titles herein are for convenience only and do not define, limit, or construe the contents of such paragraphs.

47.0     ENTIRE INSTRUMENT:
All of the agreements heretofore and contemporaneously made by the parties are contained in this Lease. Landlord has made no representation to Tenant other than those contained herein; and Tenant's reliance in entering into this Lease is based solely on this Lease.

48.0     HAZARDOUS MATERIALS:
Tenant represents and warrants that it and its agents, servants, employees, contractors, and anyone else acting on Tenant's behalf, shall not store, dispose, produce, use, transport or manufacture any toxic or hazardous waste or materials as defined or regulated by local, state, or federal law on the Leased Premises, or any portion of the Complex. Tenant shall give Landlord


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prompt written notice of the existence of, and/or Tenant's discovery of, the presence of, or contamination of, the Leased Premises or the Complex with hazardous, or toxic waste and/or materials. In the event Tenant, or any of its agents, servants, employees, contractors, or anyone else acting on Tenant's behalf violates the foregoing provision by storing, disposing, producing, using, transporting or manufacturing any toxic or hazardous waste or materials in, on, or about the Leased Premises or the Complex, Tenant shall indemnify, defend and hold Landlord harmless from any damage, claim, injury, cost or liability arising therefrom, or related thereto, including all costs of cleanup, attorneys' fees, and court costs. The cleanup and disposal in a reasonable manner of such waste or materials shall be performed by Tenant at Tenant's sole cost and expense and shall be performed in accordance with all applicable laws, rules, regulations, and ordinances. The foregoing notwithstanding, Landlord, in Landlord's sole and absolute discretion, may elect, by written notice to Tenant, to perform the cleanup and disposal of such waste or materials from the Leased Premises and/or the Complex. In such event, Tenant shall pay to Landlord the actual cost of same upon receipt from Landlord of Landlord's written invoice thereof.

49.0     ACCEPTANCE OF LEASED PREMISES:
Upon delivery of possession of the demised Leased Premises from Landlord to Tenant and the acceptance thereof by Tenant, Tenant agrees to take the demised premise; the building in which the demised Leased Premises are located; the common area, including the parking areas, and the Complex "as is". Tenant acknowledges that the taking of possession of the demised Leased Premises; the building in which the demised Leased Premises are located; the common area including the parking area, are in a condition satisfactory to Tenant.

51.0     FORCE MAJEURE:
Whenever a day is appointed herein in which, or a period of time is appointed in which, either party hereto is required to do, or complete, any act, matter, or thing, the time for the doing, or completion thereof, shall be extended by a period of time equal to the number of days on, or during, which such party is prevented from, or is unreasonably interfered with the doing, or completion, of such act, matter, or thing; because of labor disputes, civil commotion; war, warlike operation, sabotage; governmental regulations or control; fire or other casualty; inability to obtain any materials; or to obtain fuel or energy; weather or other acts of God; or other causes beyond such party's reasonable control (financial inability excepted); provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any Rent or charge required of Tenant hereunder; and nothing herein shall excuse Tenant's default hereunder for creating any nuisance, illegal condition; or condition which causes, or threatens, serious injury to life, limb or property.

52.0     MISCELLANEOUS:

52.1     Rent Prorated:

If this Lease is terminated pursuant to any provision hereof and Tenant is not if default hereunder, Rent shall be pro-rated as of the date of termination.


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52.2     Rights Accumulative:
The various rights, options, elections and remedies of Landlord and Tenant respectively contained in this Lease shall be cumulative; and no one of them shall be construed as exclusive of any other, or of any right, priority, or remedy allowed, or provided for, by law and not expressly waived in this Lease.

52.3     Benefit of Heirs:
The terms, provisions, covenants and conditions contained in this Lease shall apply to, bind, and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns (where assignment is permitted) of Landlord and Tenant, respectively, except as otherwise provided in this Lease.

52.4     Court of Jurisdiction:
If any term, provision, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void, or unenforceable; all provisions, covenants and conditions of this Lease, and all applications thereof not held invalid, void, or unenforceable shall continue, in full force and effect, and shall in no way be affected, impaired, or invalidated thereby.

52.5     Time is of the Essence:
Time is of the essence of this Lease Agreement and of the terms, provisions, covenants and conditions hereof.

52.6     Oral Termination:
This Lease contains the entire agreement between the parties and cannot be changed or terminated orally.

52.7     Laws of State:
The laws of the state where the Complex is located govern the validity, construction, and effect of this Lease.

52.8     Words of Obligation:
Whenever, in this Lease, any words of obligation or duty are used, in connection with either party, such words shall have the same force and effect as though framed in the form of covenants on the part of such party.

52.9     Multiple Persons:
In the event either party hereto, now or hereafter, shall consist of more than one person, firm, corporation, or other legal entity, then, and in such event such persons, firms, corporations, or other legal entities shall be jointly, and severally liable as parties hereunder, provided, however, nothing herein shall be deemed to impose personal liability on any limited partner of Landlord.

52.10    Third Party Beneficiary:
Tenant acknowledges that, by entering into this Lease with Landlord, Tenant has not become a third- party beneficiary of any Lease between Landlord and any other tenant; and that no part of the inducement to Tenant to enter into this Lease was any promise or covenant of Landlord, express or implied, to enforce any other Lease for the benefit of Tenant.


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52.11    Captions Descriptive:
The captions appearing at the commencement of the paragraphs hereof are descriptive only, and for convenience in reference to this Lease; and in no way whatsoever define, limit, or describe the scope, or intent, of this Lease; nor in any way affect this Lease. In addition, in the event that a "Lease Summary" or other cover sheet shall be attached to the front of this Lease, it shall be for convenience only, and it shall not, in any way, affect the terms of this Lease; nor shall it be used in limiting, construing, or defining any term, covenant, or condition of this Lease.

52.12    Terms and Provisions Confidential:
Tenant covenants and agrees to keep the terms and provisions of this Lease confidential; and not to disclose said terms and provisions to any person, or entity, whatsoever (except as may be required by law, or by any governmental entity). Tenant acknowledges that Landlord may have made special concessions to Tenant to induce Tenant to execute this Lease, which if known could damage Landlord's future business and/or bargaining power. Tenant therefore agrees that any breach of the covenant contained in this paragraph, by Tenant, can be an automatic and incurable default of this Lease.

52.13    Tenor of Language:
This Lease shall not be construed either for, or against, Landlord or Tenant; but this Lease shall be interpreted in accordance with the general tenor of its language.

52.14    Legal Advice:
Tenant acknowledges that Tenant has been advised by Landlord and/or Landlord's agents to consult an attorney in connection with the negotiation and execution hereof; and that neither Landlord nor Landlord's agent has given Tenant any legal advice.

52.15    Payment of Additional Rent:
Tenant agrees that all amounts or charges, (except for basic Rent), to be paid by Tenant to Landlord, pursuant the terms and provisions of this Lease, shall be conclusively deemed to be additional Rent with the exception of basic rent.

53.0     RECORDATION PROHIBITED:
Except upon the, written, consent of Landlord, neither Tenant, nor anyone acting on behalf of Tenant, shall record this Lese; nor any memorandum or notice thereof; nor cause the same to be recorded.

54.      FINANCIAL STATEMENTS:
Tenant agrees to prepare and keep (a) quarterly financial statements, and (b) annual financial statements, both of which shall be prepared in accordance with generally accepted accounting principals. Within ten (10) calendar days after Landlord's written request therefor, Tenant shall furnish true and correct copies of Tenant's most recent quarterly financial statement and Tenant's most recent annual financial statement to Landlord. Said annual financial statement shall be accompanied by a letter from a firm of certified public accounts, stating that it was prepared by them in accordance with generally accepted accounting principals.


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55.0     LENDER SPECIFIC REQUIREMENTS

Notwithstanding anything to the contrary contained in or inferrable from any provision of this lease, for so long as the complex is encumbered by a Deed of Trust in favor of Archon Financial, LP or its successors and assigns, as beneficiary thereof, tenant acknowledges and agrees:

a. Tenant does not have and shall not have (i) any option to purchase any portion of the complex or lease any portion of the complex at any rental rate which is below comparable market rates (taking into account the value of tenant improvements), (ii) any right of first refusal to purchase any portion of the complex, (iii) any right to prematurely terminate the lease term, (iv) any non-disturbance or similar recognition agreement unless and except to the extent approved by the beneficiary of such Deed of Trust, (v) any right to require that landlord rebuild the complex or any portion thereof in connection with a casualty or condemnation of any portion of the complex or which might adversely affect the rights of the beneficiary of such Deed of Trust without the prior written consent of such beneficiary, or (vi) any option of renewal or expansion at any rental rate which is substantialy below comparable market rates (taking into account the value of tenant improvements) or less than the rental rates paid by tenant during the initial lease term.

b. This lease is and shall be subject and subordinate to the lien of such Deed of Trust, without the necessity of executing any additional agreements, declarations, certificates, instruments or documents to effectuate such subordination.

c. In the event the beneficiary of the Deed of Trust referred to above takes possession and/or ownership of the property through foreclosure, deed in lieu of foreclosure, or otherwise, tenant hereby agrees to attorn to such beneficiary upon notice to such tenant by beneficiary. If the complex or any portion thereof containing the premises are sold pursuant to a foreclosure, or transfer by deed in lieu of foreclosure, tenant shall attorn to the purchaser thereof (including such beneficiary).

d. No provision of section 8.2 or section 10.3 (conduct of business within interior of premises), section 4.1 (continuous occupancy), section 17.0 (restricted competition), section 26.0 (subordination), or section 26.1 (attornment), or section 55.0 (lender specific requirements) of this lease agreement may be amended in any respect without the consent of the beneficiary and that any purported amendment thereof without the consent of such beneficiary shall be absolutely void.


TENANT:


   /s/ KENNETH W. WALTHER
---------------------------------------
Ken Walther

NOTIFICATION ADDRESS:
Lazer Tech Designsm, Ltd. 5275 S. Arville, Space 116
Las Vegas, NV  89103


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LANDLORD:


   /s/ B. J. POOLE
------------------------------------------
Angela Garrett
South Tech Hacienda, LLC
4425 South Aldebaran
Las Vegas, Nevada  89103
(702) 895-9999





















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